Exhibit 32.b


                Certification Pursuant to 18 U.S.C. Section 1350
      As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


     In connection with the quarterly report of KinderCare Learning Centers, Inc. ("KinderCare"), on Form 10-Q for the quarterly period ended March 5, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Dan R. Jackson, Chief Financial Officer of KinderCare, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of KinderCare.


Date:  April 15, 2004

                                                   /s/ DAN R. JACKSON
                                         -------------------------------------
                                                      Dan R. Jackson
                                                 Executive Vice President,
                                                  Chief Financial Officer
                                           (Principal Financial and Accounting
                                                        Officer)